SUPPLEMENT DATED DECEMBER 16, 2004

                     TO THE PROSPECTUS DATED MAY 1, 2004 FOR

                              DEFINED STRATEGIES(R)

              ISSUED BY JACKSON NATIONAL LIFE INSURANCE COMPANY(R)
                  THROUGH JACKSON NATIONAL SEPARATE ACCOUNT - I


THIS SUPPLEMENT UPDATES THE PROSPECTUS. PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE PROSPECTUS FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

With the "Fund Annual Expenses" table, the column entitled "Estimated Distribution (12b-1) Fee" and the related footnote are deleted in their entirety because, effective December 13, 2004, the Brokerage Enhancement Plan of the JNL Series Trust no longer uses available brokerage commissions to promote services and the sale of shares of the Fund.



(To be used with VC3652 Rev. 05/04)

                                                                     V5897 12/04